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                                                                  EXHIBIT 10.9.3

                                                                  EXECUTION COPY

                       THIRD AMENDMENT TO CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 24, 2003 (this "Amendment"), is among WINN-DIXIE STORES, INC. (the "Borrower"), the Lenders (as defined below) signatories hereto and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), in its capacity as Administrative Agent for the Lenders (such capitalized term and all other capitalized terms not defined herein to have the meanings set forth in the Existing Credit Agreement (as defined below)).

                              W I T N E S S E T H:

          WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), the Administrative Agent, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated ("ML & Co."), as the Syndication Agent, Harris Trust and Savings Bank, Fleet National Bank and Credit Lyonnais New York Branch, as the Documentation Agents, and Wachovia Securities, Inc. and ML & Co., as joint lead arrangers, are parties to the Credit Agreement, dated as of March 29, 2001 (as modified prior to the date hereof by the First Amendment dated as of March 14, 2002, and the Second Amendment dated as of May 3, 2002, the "Existing Credit Agreement");

          WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

          WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

          SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

          "Administrative Agent" is defined in the preamble.

          "Amendment" is defined in the preamble.

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          "Borrower" is defined in the preamble.

          "Credit Agreement" is defined in the third recital.

          "Existing Credit Agreement" is defined in the first recital.

          "Third Amendment Effective Date" is defined in Subpart 3.1.

          "Lenders" is defined in the first recital.

          "ML & Co." is defined in the first recital.

          SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

          Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

          SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.4.

          SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical order:

          "Third Amendment" means the Third Amendment, dated as of March 24, 2003, to this Agreement among the Borrower, the Administrative Agent and the Lenders parties thereto.

          "Third Amendment Effective Date" is defined in Subpart 3.1 of the Third Amendment.

          SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "364 Day Revolving Loan Commitment Amount" appearing therein by deleting the reference to "$200,000,000" appearing therein and inserting a reference to "$100,000,000" in replacement therefor.

          SUBPART 2.1.3. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Letter of Credit Commitment Amount" appearing therein by deleting the reference to "$60,000,000" appearing therein and inserting a reference to "$100,000,000" in replacement therefor.

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          SUBPART 2.1.4. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "Stated Maturity Date" appearing therein by deleting the reference to "March 27, 2003" appearing in clause (c) therein and inserting a reference to "March 25, 2004" in replacement therefor.

          SUBPART 2.2. Amendment to Article II. Article II of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.2.1.

          SUBPART 2.2.1. Section 2.3.1 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "SECTION 2.3.1. Borrowing Procedure. In the case of Loans other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before12:00 noon (New York time) on a Business Day, the Borrower may from time to time irrevocably request, on the same day as the proposed Borrowing in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of Base Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of LIBO Rate Loans, on or before 11:00 a.m.(New York time), and in the case of Base Rate Loans other than Swing Line Loans, on or before 3:00 p.m. (New York time), on such specified Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan."

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

          SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "Third Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

          SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each Borrower, the Administrative Agent, the Required Lenders, each 364 Day Revolving Loan Lender and the Issuer.

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          SUBPART 3.1.2. Fees. The Administrative Agent shall have received, for the account of each 364 Day Revolving Loan Lender approving this Amendment by no later than March 21, 2003, an extension fee in an amount equal to .075% of each such Lender's Percentage of the aggregate 364 Day Revolving Loan Commitment Amount (after giving effect to this Amendment).

          SUBPART 3.1.3. Opinion of Counsel. The Administrative Agent shall have received an opinion, dated the date of this Amendment and addressed to the Administrative Agent and all Lenders, from Kirschner & Legler, P.A., special counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

          SUBPART 3.1.4. Resolutions. The Administrative Agent shall have received resolutions of the Board of Directors of the Borrower duly ratifying the execution, delivery and performance of this Amendment, duly certified by an Authorized Officer as being in full force and effect without amendment or modification, all in form and substance reasonably satisfactory to the Administrative Agent.

          SUBPART 3.1.5. Repayments. The Borrower shall have prepaid outstanding 364 Day Revolving Loans to the extent, if any, that the aggregate principal amount thereof exceeds $100,000,000.

          SUBPART 3.1.6. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                    PART IV
                   MISCELLANEOUS; REPRESENTATIONS AND COVENANT

          SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Third Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 10.3 of the Credit Agreement to pay all fees and expenses of the Administrative Agent in connection with this Amendment and other ongoing administration of the Credit Agreement since the last invoice it received, including reasonable fees and other charges of Shearman & Sterling in connection therewith.

          SUBPART 4.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

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          SUBPART 4.3. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          SUBPART 4.4. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

          SUBPART 4.5. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuer that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Third Amendment Effective Date as if made on the Third Amendment Effective Date and after giving effect to the this Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and been continuing.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                           WINN-DIXIE STORES, INC.


                                           By:/s/ R.P. McCook
                                              ----------------------------------
                                              Title: SVP and CFO

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LENDERS:

                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Administrative Agent,
                                           Issuer and as a Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           AMSOUTH BANK, as Lender


                                           By:/s/ Mike Del Rocco
                                              ----------------------------------
                                              Title: Vice President

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                                           BANGKOK BANK, as Lender


                                           By:/s/ Piyaratana Condron
                                              ----------------------------------
                                              Title: Vice President

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                                           CHEVY CHASE BANK, as Lender


                                           By:/s/ Dory Halati
                                              ----------------------------------
                                              Title: Vice President

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                                           CIBC INC., as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           COBANK, ACB, as Lender


                                           By:/s/ Richard Dill
                                              ----------------------------------
                                              Title: Vice President

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                                           COMMERCEBANK N.A., as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           COMPASS BANK, as Lender


                                           By:/s/ Keely W. McGee
                                              ----------------------------------
                                              Title: Vice President

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                                           CREDIT LYONNAIS NEW YORK BRANCH,
                                           as Lender


                                           By:/s/ Attila Koc
                                              ----------------------------------
                                              Title: Senior Vice President

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                                           EAST WEST BANK, as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           FLEET NATIONAL BANK, as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           GMAC BUSINESS CREDIT, LLC, as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           GMAC COMMERCIAL CREDIT LLC, as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           HARRIS TRUST & SAVINGS BANK,
                                           as Lender


                                           By:/s/ Scott Place
                                              ----------------------------------
                                              Title: Vice President

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                                           MERRILL LYNCH  BANK  USA, as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           SUNTRUST BANK, as Lender


                                           By:/s/ Karen Copeland
                                              ----------------------------------
                                              Title: Vice President

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                                           TAIPEI BANK, NEW YORK AGENCY,
                                           as Lender


                                           By:
                                              ----------------------------------
                                              Title:

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                                           TEXTRON FINANCIAL CORPORATION,
                                           as Lender


                                           By:/s/ Anne Sullivan
                                              ----------------------------------
                                              Title: Manager of Credit and
                                                     Operations

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                                           TRANSAMERICA BUSINESS CAPITAL
                                           CORPORATION, as Lender


                                           By:/s/ Stephen Goetschius
                                              ----------------------------------
                                              Title: Senior Vice President

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                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as Lender


                                           By:/s/ Richard Neltner
                                              ----------------------------------
                                              Title: Senior Vice President